                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 30, 2003

                                SINA CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        CAYMAN ISLANDS                    000-30698                 52-2236363
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                IDENTIFICATION NUMBER)


                             ROOM 1802, UNITED PLAZA
                             1468 NAN JING ROAD WEST
                             SHANGHAI 200040, CHINA
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                ----------------


                                (86-21) 6289 5678
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                ----------------


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

     ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     SINA Corporation updates its Risk Factors as follows:


                                  RISK FACTORS

     BECAUSE OUR OPERATING HISTORY IS LIMITED AND THE REVENUE AND INCOME POTENTIAL OF OUR BUSINESS AND MARKETS ARE UNPROVEN, WE CANNOT PREDICT WHETHER WE WILL MEET INTERNAL OR EXTERNAL EXPECTATIONS OF FUTURE PERFORMANCE.

     We believe that our future success depends on our ability to significantly increase revenue from our operations, for which we have a limited operating history. Accordingly, our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in an early stage of development. These risks include our ability to: attract buyers for our SMS content, attract advertisers; attract a larger audience to our network; derive revenue from our users from fee-based Internet services; respond effectively to competitive pressures and address the effects of strategic relationships or corporate combinations among our competitors; maintain our current, and develop new, strategic relationships; increase awareness of our brand and continue to build user loyalty; attract and retain qualified management and employees; upgrade our technology to support increased traffic and expanded services; and expand the content and services on our network.

     EXCEPT FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 AND THREE MONTHS ENDED MARCH 31, 2003, WE HAD INCURRED NET LOSSES SINCE INCEPTION AND WE MAY INCUR FUTURE LOSSES.

     We recorded a net income of approximately $0.9 million for the six months ended December 31, 2002 and $3.4 million for the three months ended March 31, 2003. However, as of March 31, 2003, we had an accumulated deficit of approximately $111.1 million. We have only recently attained profitability and we cannot be certain we will sustain profitability. If we do not sustain profitability, the market price of our ordinary shares may decline.

     WE ARE RELYING ON ADVERTISING SALES AS A SIGNIFICANT PART OF OUR FUTURE REVENUE, BUT THE INTERNET HAS NOT BEEN PROVEN AS A SOURCE OF SIGNIFICANT ADVERTISING REVENUE IN GREATER CHINA.

     Our revenue growth is dependent on increased revenue from the sale of advertising space on our network. Online advertising in greater China is an unproven business and many of our current and potential advertisers have limited experience with the Internet as an advertising medium, have not traditionally devoted a significant portion of their advertising expenditures or other available funds to web-based advertising, and may not find the Internet to be effective for promoting their products and services relative to traditional print and broadcast media. Our ability to generate and maintain significant advertising revenue will depend on a number of factors, many of which are beyond our control, including: the development of a large base of users possessing demographic characteristics attractive to advertisers; downward pressure on online advertising prices; the development of independent and reliable means of verifying levels of online advertising and traffic; and the effectiveness of our advertising delivery, tracking and reporting systems.

     If the Internet does not become more widely accepted as a medium for advertising, our ability to generate increased revenue will be negatively affected.

     WE ARE RELYING ON FEE-BASED SERVICES FOR A SIGNIFICANT PORTION OF OUR FUTURE REVENUE, AND WE RELY ON MAINLY CHINA MOBILE AND CHINA UNICOM FOR SERVICE DELIVERY AND FEE COLLECTION.

     The majority of our recent revenue growth was from the development of our fee-based Internet services consisting primarily of SMS, paid email service and subscription service. Our revenues from SMS accounted for 65% and 85% of our total non-advertising revenues for the six months ended December 31, 2002 and the three months ended March 31, 2003, respectively, and we are deriving an increasing portion of our revenues from these services. If users do not adopt our fee-based Internet services, at a sufficient rate, our revenue growth will be negatively affected.

     Our SMS offerings depend mainly on the cooperation of China Mobile Communication Corporation ("CMCC") and its subsidiaries and to a lesser extent China Unicom Co., Ltd ("Unicom"). We rely on

CMCC and Unicom for providing the network and gateway for the SMS offerings we provide to our users. We also utilize their billing systems to collect service fees from our short messaging subscribers.

     Our fee arrangements with CMCC and Unicom could change at any time due to the dominance of these two mobile service providers, the large number of providers of SMS, and the consequent power of the mobile service providers to dictate the terms of such fee arrangements. If CMCC and Unicom choose to increase such fee charges for providing service, our gross margin for SMS and our operating profitability will be negatively affected. Further if CMCC's or Unicom's systems encounter technical problems or they refuse to cooperate with us, our SMS offerings may cease or be severely disrupted, which would have a significant and adverse impact on our operating results.

     WIRELESS TECHNOLOGY CHANGES RAPIDLY. WE MAY NOT BE SUCCESSFUL IN WORKING WITH NEW TECHNOLOGY STANDARDS.

     Wireless technology undergoes rapid changes. Our current SMS business consists principally of text messaging. As the technology evolves to accommodate multi-media messaging services, wireless e-commerce and music download, etc., we would need to adapt to and support these services in order to be successful. If we fail to anticipate and adapt to these and other technological changes, our market share and our profitability could suffer.

     OUR INVESTMENT IN ON-LINE GAME MAY NOT BE SUCCESSFUL.

     On-line game is currently one of the fastest growing on-line services in China. We have invested and intend to expand in this area, and have formed a joint venture in China with NCSoft, a leading on-line game company in Korea, to pursue these objectives. Some of our competitors have entered this market ahead of us and have achieved significant market positions. There can be no assurance that we will succeed in this market competition. If we fail to achieve a significant position in on-line game, we would not realize our intended returns on our past investment. Moreover, we may fall behind our competition, and our results and share price may suffer.

     WE ARE RELYING ON ELECTRONIC COMMERCE AS A SIGNIFICANT PART OF OUR FUTURE REVENUE, BUT THE INTERNET HAS NOT YET BEEN PROVEN AS AN EFFECTIVE COMMERCE MEDIUM IN GREATER CHINA.

     Our revenue growth also depends on the increasing acceptance and use of electronic commerce in greater China. The Internet may not become a viable commercial marketplace in Asia for various reasons, many of which are beyond our control, including: inexperience with the Internet as a sales and distribution channel; inadequate development of the necessary infrastructure to facilitate electronic commerce; concerns about security, reliability, cost, ease of deployment, administration and quality of service associated with conducting business over the Internet; and inexperience with credit card usage or with other means of electronic payment in China.

     If the Internet does not become more widely accepted as a medium for electronic commerce, our ability to generate increased revenue will be negatively affected.

     UNDERDEVELOPED TELECOMMUNICATIONS INFRASTRUCTURE HAS LIMITED AND MAY CONTINUE TO LIMIT THE GROWTH OF THE INTERNET MARKET IN CHINA WHICH, IN TURN, COULD LIMIT OUR ABILITY TO GROW OUR BUSINESS.

     The telecommunications infrastructure in China is not well developed. Although private sector ISPs exist in China, almost all access to the Internet is accomplished through ChinaNet, China's primary commercial network, which is owned and operated by China Telecom and China Netcom under the administrative control and regulatory supervision of Chinese Ministry of Information Industry. The underdeveloped Internet infrastructure in China has limited the growth of Internet usage in China. If the necessary Internet infrastructure is not developed, or is not developed on a timely basis, future growth of the Internet in China will be limited and our business could be harmed.

     WE MUST RELY ON THE CHINESE GOVERNMENT TO DEVELOP CHINA'S INTERNET INFRASTRUCTURE AND IF IT DOES NOT DEVELOP THIS INFRASTRUCTURE OUR ABILITY TO GROW OUR BUSINESS WILL BE HINDERED.

     The Chinese government's interconnecting, national networks connect to the Internet through government-owned international gateways, which are the only channels through which a domestic Chinese user can connect to the international Internet network. We rely on this backbone and China Telecom to provide data communications capacity primarily through local telecommunications lines. Although the Chinese government has announced plans to develop aggressively the national information infrastructure, we cannot assure you that this infrastructure will be developed. In addition, we have no guarantee that we will have access to alternative networks and services in the event of any disruption or failure. If the necessary infrastructure standards or protocols or complementary products, services or facilities are not developed by the Chinese government, the growth of our business will be hindered.

     YOU SHOULD NOT RELY ON OUR QUARTERLY OPERATING RESULTS AS AN INDICATION OF OUR FUTURE PERFORMANCE BECAUSE OUR RESULTS OF OPERATIONS ARE SUBJECT TO SIGNIFICANT FLUCTUATIONS.

     We may experience significant fluctuations in our quarterly operating results due to a variety of factors, many of which are outside our control. Factors that may cause our quarterly operating results to fluctuate include: our ability to retain existing users, attract new users at a steady rate and maintain user satisfaction; the announcement or introduction of new or enhanced services, content and products by us or our competitors; dependence on a limited number of advertisers, many of which have agreements with us that are cancelable upon a specified notice period, and the loss of any major advertiser; significant news events that increase traffic to our web sites; technical difficulties, system downtime or Internet failures; demand for advertising space from advertisers; the amount and timing of operating costs and capital expenditures relating to expansion of our business, operations and infrastructure; governmental regulation; seasonal trends in Internet use; a shortfall in our revenues relative to our forecasts and a decline in our operating results due to our inability to adjust our spending quickly; and general economic conditions and economic conditions specific to the Internet, electronic commerce and the greater China market.

     As a result of these and other factors, you should not rely on quarter-to-quarter comparisons of our operating results as indicators of likely future performance. Our operating results may be below the expectations of public market analysts and investors in one or more future quarters. If that occurs, the price of our ordinary shares could decline and you could lose part or all of your investment.

     POLITICAL AND ECONOMIC CONDITIONS IN GREATER CHINA ARE UNPREDICTABLE AND MAY DISRUPT OUR OPERATIONS IF THESE CONDITIONS BECOME UNFAVORABLE TO OUR BUSINESS.

     We expect to derive a substantial percentage of our revenues from the greater China market. Changes in political or economic conditions in the region are difficult to predict and could adversely affect our operations or cause the greater China market to become less attractive to advertisers, which could reduce our revenues. We maintain a strong local identity and presence in each of the regions in the greater China market and we cannot be sure that we will be able to effectively maintain this local identity if political conditions were to change. Furthermore, many countries in Asia have experienced significant economic downturns since the middle of 1997, resulting in slower real gross domestic product growth for the entire region as a result of higher interest rates and currency fluctuations. If declining economic growth rates persist, expenditures for Internet access, infrastructure improvements and advertising could decrease, which would negatively affect our business and our profitability over time. In addition, the economic downturn in Asia could also lead to a devaluation of the currency of China, Taiwan or Hong Kong, which would decrease our revenues for the greater China region in U.S. dollar terms.

     Economic reforms in the region could also affect our business in ways that are difficult to predict. For example, since the late 1970s, the Chinese government has been reforming the Chinese economic system to emphasize enterprise autonomy and the utilization of market mechanisms. Although we believe that these reform measures have had a positive effect on the economic development in China, we cannot be sure that they will be effective or that they will benefit our business.

     WE MAY BE ADVERSELY AFFECTED BY COMPLEXITY, UNCERTAINTIES AND CHANGES IN PRC REGULATION OF INTERNET BUSINESS AND COMPANIES.

     The Chinese government heavily regulates its Internet sector including the legality of foreign investment in the Chinese Internet sector, the existence and enforcement of content restrictions on the Internet and the licensing and permit requirements for companies in the Internet industry. Because these laws, regulations and legal requirements with regard to the Internet are relatively new and evolving, their interpretation and enforcement involve significant uncertainty. In addition, the Chinese legal system is a civil law system in which decided legal cases may be cited for reference but have little precedential value. As a result, in many cases it is difficult to determine what actions or omissions may result in liability. Issues, risks and uncertainties relating to China government regulation of the Chinese Internet sector include the following:

     - SINA only has contractual control over its web site in China; it does not own it due to the restriction of foreign investment in businesses providing value-added telecommunication services, including computer information services, short messaging services or electronic mail box services.

     - In addition, uncertainties relating to the regulation of Internet businesses in China, including evolving licensing practices, give rise to risks that permits, licenses or operations at some of our companies may be subject to challenge, which may be disruptive to our business, may subject us to sanctions, requirements to increase capital or other conditions or enforcement may, compromise enforceability of related contractual arrangements, or have other harmful effects on us.

     - On December 11, 2001, the day China formally joined the WTO, the PRC State Council promulgated the Regulations for the Administration of Foreign-Invested Telecommunications Enterprises, or the FI Telecom Regulations, which became effective on January 1, 2002. The FI Telecom Regulations stipulate that the foreign party to a foreign-invested telecommunications enterprise can hold equity share in such foreign-invested telecommunications enterprise that provides basic telecom services or value-added telecom services ultimately not to exceed 49% or 50% respectively. The Administrative Measures for Telecommunications Business Operating License, were promulgated by MII on January 4, 2002 to supplement the FI Telecom Regulations. However, there are still some uncertainties regarding the interpretation and application of the FI Telecom Regulations.

     - The numerous and often vague restrictions on acceptable content in China subjects us to potential civil and criminal liability, temporary blockage of our web site or complete cessation of our web site. For example, the State Secrecy Bureau, which is directly responsible for the protection of state secrets of all Chinese government and Chinese Communist Party organizations, is authorized to block any web site it deems to be leaking state secrets or failing to meet the relevant regulations relating to the protection of state secrets in the distribution of online information.

     The interpretation and application of existing Chinese laws, regulations and policies, the stated positions of the MII and the possible new laws, regulations or policies have created substantial uncertainties regarding the legality of existing and future foreign investments in, and the businesses and activities of, Internet businesses in China, including our business.

     IN ORDER TO COMPLY WITH PRC REGULATORY REQUIREMENTS, WE OPERATE THOUGH COMPANIES IN WHICH WE DO NOT HAVE CONTROLLING OWNERSHIP STAKES. IF THE PRC GOVERNMENT DETERMINES THAT THESE ARRANGEMENTS ARE NOT IN COMPLIANCE WITH APPLICABLE REGULATIONS, OUR BUSINESS IN THE PRC WOULD BE ADVERSELY AFFECTED.

     The Chinese government restricts foreign investment in Internet-related, wireless and advertising businesses, including Internet access, distribution of content over the Internet, and advertising via the Internet. Accordingly, we operate our Internet-related businesses in China through several companies that are owned principally or completely by certain of our PRC employees or PRC employees of our subsidiaries. We control these companies and operate these businesses through contractual arrangements with the respective companies and their individual owners. Such restrictions and arrangements are prevalent in other non-PRC companies we acquire.

     Although we believe we are in compliance with current PRC regulations, we cannot be sure that the PRC government would view these operating arrangements to be in compliance with PRC licensing, registration or other regulatory requirements, with existing policies or with requirements or policies that may be adopted in the future. If we are determined to be out of compliance, the PRC government could revoke our business and operating licenses, require us to discontinue or restrict our operations, impose additional conditions or requirements with which we may not be able to comply, impose restrictions on our business operations or on our customers, or take other regulatory or enforcement actions against us that could be harmful to our business. We may also encounter difficulties in obtaining performance under or enforcement of related contracts.

     WE RELY ON CONTRACTUAL ARRANGEMENTS WITH OUR ASSOCIATED OPERATING COMPANIES FOR OUR CHINA OPERATIONS, WHICH MAY NOT PROVIDE AS EFFECTIVE CONTROL OVER THESE OPERATING COMPANIES AS DIRECT OWNERSHIP OF THESE BUSINESSES.

     Because PRC regulations restrict our ability to provide Internet content and advertising services directly in China, we are dependent on our associated operating companies in which we have little or no ownership interest and must rely on contractual arrangements to control and operate these businesses. These contractual arrangements may not be as effective in providing control over these entities as direct ownership. For example, the associated operating companies could fail to take actions required for our business or fail to maintain our China web sites. These companies are able to transact business with parties not affiliated with us. If these companies fail to perform under their agreements with us, we may have to rely on legal remedies under Chinese law, which we cannot be sure would be effective. In addition, we cannot be certain that the individual equity owners of the associated operating companies would always act in the best interests of the Company, especially if they leave the Company.

     EVEN IF WE ARE IN COMPLIANCE WITH CHINESE GOVERNMENTAL REGULATIONS RELATING TO LICENSING AND FOREIGN INVESTMENT PROHIBITIONS, THE CHINESE GOVERNMENT MAY PREVENT US FROM DISTRIBUTING, AND WE MAY BE SUBJECT TO LIABILITY FOR, CONTENT THAT IT BELIEVES IS INAPPROPRIATE.

     China has enacted regulations governing Internet access and the distribution of news and other information. In the past, the Chinese government has stopped the distribution of information over the Internet that it believes to violate Chinese law, including content that it believes is obscene, incites violence, endangers national security, is contrary to the national interest or is defamatory. In addition, we may not publish certain news items, such as news relating to national security, without permission from the Chinese government. Furthermore, the Ministry of Public Security has the authority to cause any local Internet service provider to block any web site maintained outside China at its sole discretion. Even if we comply with Chinese governmental regulations relating to licensing and foreign investment restrictions, if the Chinese government were to take any action to limit or prohibit the distribution of information through our network or to limit or regulate any current or future content or services available to users on our network, our business would be harmed.

     We are also subject to potential liability for content on our web sites that is deemed inappropriate and for any unlawful actions of our subscribers and other users of our systems. Furthermore, we are required to delete content that clearly violates the laws of China and report content that we suspect may violate Chinese law. It is difficult to determine the type of content that may result in liability for us, and if we are wrong, we may be prevented from operating our web sites.

     WE MAY HAVE TO REGISTER OUR ENCRYPTION SOFTWARE WITH CHINESE REGULATORY AUTHORITIES, AND IF THEY REQUEST THAT WE CHANGE OUR ENCRYPTION SOFTWARE, OUR BUSINESS OPERATIONS WILL BE DISRUPTED AS WE DEVELOP OR LICENSE REPLACEMENT SOFTWARE.

     Pursuant to the Regulations for the Administration of Commercial Encryption promulgated at the end of 1999, foreign and domestic Chinese companies operating in China are required to register and disclose to Chinese regulatory authorities the commercial encryption products they use. Because these regulations have just recently been adopted and because they do not specify what constitutes encryption products, we are unsure as to whether or how they apply to us and the encryption software we utilize. We may be required to register, or apply for permits with the relevant Chinese regulatory authorities for, our current or future encryption software. If Chinese regulatory authorities request that we change our encryption software, we may have to develop or license replacement software, which could disrupt our business operations.

     THE MARKETS IN WHICH WE OPERATE ARE HIGHLY COMPETITIVE, AND WE MAY BE UNABLE TO COMPETE SUCCESSFULLY AGAINST NEW ENTRANTS AND ESTABLISHED INDUSTRY COMPETITORS, MANY OF WHICH HAVE GREATER FINANCIAL RESOURCES THAN WE DO OR CURRENTLY ENJOY A SUPERIOR MARKET POSITION THAN WE DO.

     The Asian market for Internet content and services is competitive and rapidly changing. Barriers to entry are minimal, and current and new competitors can launch new web sites at a relatively low cost. Many companies offer Chinese language content and services, including informational and community features, fee-based services and email and electronic commerce services in the greater China market that may be competitive with our offerings. We also face competition from providers of software and other Internet products and services that incorporate search and retrieval features into their offerings. In addition, entities that sponsor or maintain high-traffic web sites or that provide an initial point of entry for Internet users, such as ISPs, including large, well-capitalized entities such as Microsoft (MSN), Yahoo!, PCCW-HKT (Netvigator) and AOL, currently offer and could further develop or acquire content and services that compete with those that we offer. We expect that as Internet usage in greater China increases and the greater China market becomes more attractive to advertisers and for conducting electronic commerce, large global competitors may increasingly focus their resources on the greater China market. We also compete for advertisers with traditional media companies, such as newspapers, television networks and radio stations, that have a longer history of use and greater acceptance among advertisers. In addition, providers of Chinese language Internet tools and services may be acquired by, receive investments from or enter into other commercial relationships with large, well-established and well-financed Internet, media or other companies.

     In the area of SMS offerings, we compete with other Internet portal companies, as well as a large number of independent wireless value-added service providers. In addition, the major mobile operators in China, China Mobile and China Unicom, may potentially enter the business of content development. Any of our present or future competitors may offer wireless value-added services which provide significant technology, performance, price, creativity or other advantage, over those offered by us, and therefore achieve greater market acceptance than ours.

     The online game market, our other area of future business growth, is currently dominated by domestic independent online game developers. We also compete with other domestic Internet portal companies, as well as overseas game service providers, such as those from Korea or Taiwan. Many of our competitors have a longer history of providing online games and currently offer a greater breadth of products which may be more popular than our online game offerings.

     A number of our current and potential future competitors have greater financial and other resources than we have, and may be able to more quickly react to changing consumer requirements and demands, deliver competitive services at lower prices and more effectively respond to new Internet technologies or technical standards.

     Increased competition could result in reduced page views, loss of market share and lower profit margins from reduced pricing for Internet-based services.

     IF WE FAIL TO DEVELOP SUCCESSFULLY AND INTRODUCE NEW PRODUCTS AND SERVICES, OUR COMPETITIVE POSITION AND ABILITY TO GENERATE REVENUES WILL BE HARMED.

     We are developing new products and services. The planned timing or introduction of new products and services is subject to risks and uncertainties. Actual timing may differ materially from original plans. Unexpected technical, operational, distribution or other problems could delay or prevent the introduction of one or more of our new products or services. Moreover, we cannot be sure that any of our new products and services will achieve widespread market acceptance or generate incremental revenue.

     WE HAVE CONTRACTED WITH THIRD PARTIES TO PROVIDE CONTENT AND SERVICES FOR OUR PORTAL NETWORK AND TO DISTRIBUTE OUR SOFTWARE, AND WE MAY LOSE USERS AND REVENUE IF THESE ARRANGEMENTS ARE TERMINATED.

     We have arrangements with a number of third parties to provide content and services to our web sites and to distribute our software. In the area of content, we have relied and will continue to rely almost exclusively on third parties for content that we publish under the SINA brand. Although no single third party content provider is critical to our operations, if these parties fail to develop and maintain high-quality and successful media properties, or if a large number of our existing relationships are terminated, we could lose users and advertisers and our brand could be harmed. We have recently experienced fee increase from some of our content providers. If this trend continues, our gross profit from online advertising may be adversely affected.

     In the area of web-based services, we have contracted with Google and Huicong International for integrated web search technology to complement our directory and navigational guide, and with various third-party providers for our principal Internet connections. If we experience significant interruptions or delays in service, or if these agreements terminate or expire, we may incur additional costs to develop or secure replacement services and our relationship with our users could be harmed.

     A substantial part of our non-advertising revenues is generated through short messaging services where we depend on mobile network operators for message delivery and payment collection. If we were unable to continue these arrangements, our short messaging services would be severely disrupted or discontinued. Furthermore, we are highly dependent on these mobile service providers for our profitability, in that they can choose to increase their service fees at will.

     We depend on a third party's proprietary and licensed advertising serving technology to deliver advertisements to our network. If the third party fails to continue to support its technology or if its services fail to meet the advertising needs of our customers and we cannot find an alternative solution on a timely basis, our advertising revenue would decline.

     In order to create traffic for our online properties and make them more attractive to advertisers and consumers, we have entered into distribution agreements and informal relationships with ISPs and personal computer manufacturers for the distribution of our software. These distribution arrangements typically are non-exclusive, and may be terminated upon little or no notice. If our software distributors were to terminate or modify their distribution arrangements, our ability to promote our network and generate revenue could be harmed.

     OUR BUSINESS AND GROWTH WILL SUFFER IF WE ARE UNABLE TO HIRE AND RETAIN KEY PERSONNEL THAT ARE IN HIGH DEMAND.

     We depend upon the continued contributions of our senior management and other key personnel, many of whom are difficult to replace. The loss of the services of any of our executive officers or other key employees could harm our business. We have experienced recent changes to our executive management team. In January 2001, Charles Chao was appointed as chief financial officer, replacing Victor Lee. In June 2001, Daniel Mao was appointed as chief executive officer and Yan Wang was appointed as president, replacing Zhidong Wang. In May 2003, Yan Wang was appointed as chief executive officer, replacing Daniel Mao. Our future success will also depend on our ability to attract and retain highly skilled technical, managerial, editorial, marketing and customer service personnel, especially qualified personnel for our international operations in greater China. Qualified individuals are in high demand, and we may not be able to successfully attract, assimilate or retain the personnel we need to succeed.

     WE MAY NOT BE ABLE TO MANAGE OUR EXPANDING OPERATIONS EFFECTIVELY, WHICH COULD HARM OUR BUSINESS.

     We anticipate significant expansion of our business as we address growth in our customer base and market opportunities. In addition, the geographic dispersion of our operations requires significant management resources that our locally-based competitors do not need to devote to their operations. In order to manage the expected growth of our operations and personnel, we will be required to improve existing and implement new operational and financial systems, procedures and controls, and to expand, train and manage our growing employee base. Further, our management will be required to maintain and expand our relationships with various other web sites, Internet and other online service providers and other third parties necessary to our business. We cannot assure you that our current and planned personnel, systems, procedures and controls will be adequate to support our future operations.

     OUR STRATEGY OF ACQUIRING COMPLEMENTARY ASSETS, TECHNOLOGIES AND BUSINESSES MAY FAIL AND MAY RESULT IN EQUITY OR EARNINGS DILUTION.

     As part of our business strategy, we have acquired and intend to identify and acquire assets, technologies and businesses that are complementary to our existing business. Acquired businesses or assets may not yield the results we expected. In addition, acquisitions could result in the use of substantial amounts of cash, potentially dilutive issuances of equity securities, significant amortization expenses related to goodwill and other intangible assets and exposure to potential unknown liabilities of acquired business. Moreover, the costs of identifying and consummating acquisitions, and integrating the acquired business into ours, may be significant. In addition, we may have to obtain approval from the relevant PRC governmental authorities for the acquisitions and have to comply with any applicable PRC rules and regulations.

     CONCERNS ABOUT THE SECURITY OF ELECTRONIC COMMERCE TRANSACTIONS AND CONFIDENTIALITY OF INFORMATION ON INTERNET MAY REDUCE USE OF OUR NETWORK AND IMPEDE OUR GROWTH.

     A significant barrier to electronic commerce and communications over the Internet in general has been a public concern over security and privacy, especially the transmission of confidential information. If these concerns are not adequately addressed, they may inhibit the growth of the Internet and other online services generally, especially as a means of conducting commercial transactions. If a well-publicized Internet breach of security were to occur, general Internet usage could decline, which could reduce traffic to our destination sites and impede our growth.

     CURRENCY FLUCTUATIONS AND RESTRICTIONS ON CURRENCY EXCHANGE MAY ADVERSELY AFFECT OUR BUSINESS, INCLUDING LIMITING OUR ABILITY TO CONVERT CHINESE RENMINBI INTO FOREIGN CURRENCIES AND, IF RENMINBI WERE TO DECLINE IN VALUE, REDUCING OUR REVENUES IN U.S. DOLLAR TERMS.

     We generate revenues and incur expenses and liabilities in Chinese renminbi, Taiwan dollars, Hong Kong dollars, and U.S. dollars. As a result, we are subject to the effects of exchange rate fluctuations with respect to any of these currencies. For example, the value of the renminbi depends to a large extent on Chinese government policies and China's domestic and international economic and political developments, as well as supply and demand in the local market. Since 1994, the official exchange rate for the conversion of renminbi to U.S. dollars has generally been stable and the renminbi has appreciated slightly against the U.S. dollar. However, we can offer no assurance that the renminbi will continue to remain stable against the U.S. dollar or any other foreign currency. Our results of operations and financial condition may be affected by changes in the value of renminbi and other currencies in which our earnings and obligations are denominated. We have not entered into agreements or purchased instruments to hedge our exchange rate risks, although we may do so in the future.

     Although Chinese governmental policies were introduced in 1996 to allow the convertibility of renminbi into foreign currency for current account items, conversion of renminbi into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange, or SAFE, which is under the authority of the People's Bank of China. These approvals, however, do not guarantee the availability of foreign currency. We cannot be sure that we will be able to obtain all required conversion approvals for our operations or that Chinese regulatory authorities will not impose greater restrictions on the convertibility of the renminbi in the future. Because a significant amount of our future revenues may be in the form of renminbi, our inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to utilize revenue generated in renminbi to fund our business activities outside China, or to repay foreign currency obligations including the notes.

     OUR OPERATIONS COULD BE DISRUPTED BY UNEXPECTED NETWORK INTERRUPTIONS CAUSED BY SYSTEM FAILURES, NATURAL DISASTERS OR UNAUTHORIZED TAMPERINGS WITH OUR SYSTEMS.

     The continual accessibility of our web sites and the performance and reliability of our network infrastructure are critical to our reputation and our ability to attract and retain users, advertisers and merchants. Any system failure or performance inadequacy that causes interruptions in the availability of our services or increases the response time of our services could reduce our appeal to advertisers and consumers. Factors that could significantly disrupt our operations include: system failures and outages caused by fire, floods, earthquakes, power loss, telecommunications failures and similar events; software errors; computer viruses, break-ins and similar disruptions from unauthorized tampering with our computer systems; and security breaches related to the storage and transmission of proprietary information, such as credit card numbers or other personal information.

     We have limited backup systems and redundancy. Recently, we experienced an unauthorized tampering of the mail server of our China web site which briefly disrupted our operations. Future disruptions or any of the foregoing factors could damage our reputation, require us to expend significant capital and other resources and expose us to a risk of loss or litigation and possible liability. We do not carry sufficient business interruption insurance to compensate for losses that may occur as a result of any of these events. Accordingly, our revenues and results of operations may be adversely affected if any of the above disruptions should occur.

     THE LAW OF THE INTERNET REMAINS LARGELY UNSETTLED, WHICH SUBJECTS OUR BUSINESS TO LEGAL UNCERTAINTIES THAT COULD HARM OUR BUSINESS.

     Due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, pricing, content, copyrights, distribution, antitrust and characteristics and quality of products and services. Furthermore, the growth and development of the market for electronic commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on companies conducting business online. The adoption of any additional laws or regulations may decrease the growth of the Internet or other online services, which could, in turn, decrease the demand for our products and services and increase our cost of doing business.

     Moreover, the applicability to the Internet and other online services of existing laws in various jurisdictions governing issues such as property ownership, sales and other taxes, libel and personal privacy is uncertain and may take years to resolve. For example, tax authorities in a number of states in the U.S. are currently reviewing the appropriate tax treatment of companies engaged in electronic commerce, and new state tax regulations may subject us to additional state sales and income taxes. Any new legislation or regulation, the application of laws and regulations from jurisdictions whose laws do not currently apply to our business, or the application of existing laws and regulations to the Internet and other online services could significantly disrupt our operations.

     WE MAY BE SUBJECT TO CLAIMS BASED ON THE CONTENT WE PROVIDE OVER OUR NETWORK AND THE PRODUCTS AND SERVICES SOLD ON OUR NETWORK, WHICH, IF SUCCESSFUL, COULD CAUSE US TO PAY SIGNIFICANT DAMAGE AWARDS.

     As a publisher and distributor of content and a provider of services over the Internet, we face potential liability for: defamation, negligence, copyright, patent or trademark infringement and other claims based on the nature and content of the materials that we publish or distribute; the selection of listings that are accessible through our branded products and media properties, or through content and materials that may be posted by users in our classifieds, message board and chat room services; losses incurred in reliance on any erroneous information published by us, such as stock quotes, analyst estimates or other trading information; unsolicited email, lost or misdirected messages, illegal or fraudulent use of email or interruptions or delays in email service; and product liability, warranty and similar claims to be asserted against us by end users who purchase goods and services through our SinaMall and any future electronic commerce services we may offer.

     We may incur significant costs in investigating and defending any potential claims, even if they do not result in liability. Although we carry general liability insurance, our insurance may not cover potential claims of this type or be adequate enough to indemnify us against all potential liabilities.

     PRIVACY CONCERNS MAY PREVENT US FROM SELLING DEMOGRAPHICALLY TARGETED ADVERTISING IN THE FUTURE AND MAKE US LESS ATTRACTIVE TO ADVERTISERS.

     We collect personal data from our user base in order to understand better our users and their needs and to help our advertisers target specific demographic groups. If privacy concerns or regulatory restrictions prevent us from selling demographically targeted advertising, we may become less attractive to advertisers. For example, as part of our future advertisement delivery system, we may integrate user information such as advertisement response rate, name, address, age or email address, with third-party databases to generate comprehensive demographic profiles for individual users. In Hong Kong, however, we would be in violation of the Hong Kong Personal Data Ordinance unless individual users expressly consented to this integration of their personal information. The Ordinance provides that an Internet company may not collect information on its users, analyze the information for a profile of the user's interests and sell or transmit the profiles to third parties for direct marketing purposes without the user's consent. If we are unable to construct demographic profiles for Internet users because they refuse to give consent, we will be less attractive to advertisers and our business will suffer.

     WE MAY NOT BE ABLE TO ADEQUATELY PROTECT OUR INTELLECTUAL PROPERTY, WHICH COULD CAUSE US TO BE LESS COMPETITIVE.

     We rely on a combination of copyright, trademark and trade secret laws and restrictions on disclosure to protect our intellectual property rights. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy or otherwise obtain and use our technology. Monitoring unauthorized use of our products is difficult and costly, and we cannot be certain that the steps we have taken will prevent misappropriations of our technology, particularly in foreign countries where the laws may not protect our proprietary rights as fully as in the United States. From time to time, we may have to resort to litigation to enforce our intellectual property rights, which could result in substantial costs and diversion of our resources.

     WE MAY BE EXPOSED TO INFRINGEMENT CLAIMS BY THIRD PARTIES, WHICH, IF SUCCESSFUL, COULD CAUSE US TO PAY SIGNIFICANT DAMAGE AWARDS.

     Third parties may initiate litigation against us alleging infringement of their proprietary rights. In the event of a successful claim of infringement and our failure or inability to develop non-infringing technology or license the infringed or similar technology on a timely basis, our business could be harmed. In addition, even if we are able to license the infringed or similar technology, license fees could be substantial and may adversely affect our results of operations.

     WE MAY BE CLASSIFIED AS A PASSIVE FOREIGN INVESTMENT COMPANY WHICH COULD RESULT IN ADVERSE U.S. TAX CONSEQUENCES TO U.S. INVESTORS.

     Based upon the nature of our income and assets, we may be classified as a passive foreign investment company, or PFIC, by the United States Internal Revenue Service for U.S. federal income tax purposes. This characterization could result in adverse U.S. tax consequences to you. For example, if we are a PFIC, our U.S. investors will become subject to increased tax liabilities under U.S. tax laws and regulations and will become subject to more burdensome reporting requirements. The determination of whether or not we are a PFIC is made on an annual basis, and those determinations depend on the composition of our income and assets, including goodwill, from time to time. Although in the past we have operated our business, and in the future we intend to operate our business so as to minimize the risk of PFIC treatment, you should be aware that certain factors that could affect our classification as PFIC are out of our control. For example, the calculation of assets for purposes of the PFIC rules depends in large part upon the amount of our goodwill, which in turn is based, in part, on the then market value of our shares, which is subject to change. Similarly, the composition of our income and assets is affected by the extent to which we spend the cash we have raised on acquisitions and capital expenditures. In addition, the relevant authorities in this area are not clear and so we operate with less than clear guidance in our effort to minimize the risk of PFIC treatment. Therefore, we cannot be sure whether we were not and will not be a PFIC for the current or any future taxable year.

     RECENT TERRORIST ACTIVITIES AND RESULTING MILITARY AND OTHER ACTIONS COULD ADVERSELY AFFECT OUR BUSINESS.

     Terrorist activities have created an uncertain economic environment and we are unable to predict the impact these events, or the responses thereto, will have on our business. The continued threat of terrorism within the United States and abroad and military action and heightened security measures in response to such threat may cause significant economic disruptions throughout the world. Our business, results of operations and financial condition could be materially and adversely affected to the extent such disruptions result in our inability to effectively market and sell our services and software.

     THE OUTBREAK OF SEVERE ACUTE RESPIRATORY SYNDROME (SARS) COULD ADVERSELY AFFECT OUR BUSINESS.

     The outbreak of SARS in China and surrounding areas, especially in the cities of Beijing and Guangzhou, where most of our employees work, could negatively impact our business in ways that are hard to predict. SARS could result in reduction of our advertising and fee-based revenues. SARS quarantines could result in closures of some of our offices and other disruptions of our operations.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SINA Corporation



Dated: June 30, 2003                    By: /s/ Charles Chao
                                            ------------------------------------
                                            Charles Chao
                                            Chief Financial Officer and
                                            Executive Vice President
                                            (Principal Accounting and
                                            Financial Officer)